Fair value measurement	12 Months Ended
Dec. 31, 2018
Fair value measurement
Fair value measurement

12. Fair value measurement

Recurring

The following table presents the fair value hierarchy for the Group’s assets and liabilities that are measured and recorded at fair value on a recurring basis as of December 31, 2017 and 2018:

				Balance at
December 31, 2017	Level 1 Inputs	Level 2 Inputs	Level 3 Inputs	Fair Value
	RMB	RMB	RMB	RMB
Assets
Cash and cash equivalents	370,891	—	—	370,891
Restricted time deposits	—	5,000	—	5,000
Short-term investments	—	2,000	—	2,000
Total	370,891	7,000	—	377,891
Liabilities
Financial guarantee liabilities	—	—	—	—
Total	—	—	—	—

				Balance at
December 31, 2018	Level 1 Inputs	Level 2 Inputs	Level 3 Inputs	Fair Value
	RMB	RMB	RMB	RMB
Assets
Cash and cash equivalents	457,442	—	—	457,442
Restricted time deposits	—	252,599	—	252,599
Total	457,442	252,599	—	710,041
Liabilities
Financial guarantee liabilities	—	—	(15,537)	(15,537)
Total	—	—	(15,537)	(15,537)

Restricted time deposits

The fair value of the Group’s restricted time deposits is determined based on the prevailing interest rates for similar products in the market (Level 2).

Financial guarantee liabilities

For the off-balance sheet loans funded by a certain third-party financial institution, as the Group’s financial guarantee provided to the financial institution does not trade in an active market with readily observable quoted prices, the Group uses significant unobservable inputs to measure the fair value of the guarantee liabilities at inception (Level 3).

The Group uses  the discounted cash flow model to value these financial guarantee liabilities at inception valuation dates. The Group analyzes the fair value of this liabilities at inception by first defining the cash flows associated with the liabilities and then considers the assumptions used in determining the cash flows from a market participant’s perspective. This discounted cash flow model incorporates assumptions such as the discount rates, and the expected default rates, by taking into account the default probability and expected weighted average loss rate of loan principal and interest, and margin on costs. The expected default rate is determined based on the historical performance of loans with similar tenure and of similar credit worthiness and adjusted by the inputs that other market participants would use. Aside from the expected default rate, the Group has also considered the discount rate and expected margin on costs in determining the fair value of the financial guarantee liabilities. The following table presents quantitative information about the significant unobservable inputs used for the Group’s Level 3 fair value measurement as of December 31, 2018:

Unobservable Input	Range of Input
Discount rates	20.0%
Default probability	1.6%~3.6%
Weighted average loss rates of loan principal	56.9%~62.4%
Weighted average loss rates of loan interest	16.7%~30.4%
Margin on costs	90.0%

The carrying value of the guarantee liability approximates fair value as the guarantee liability is measured at the higher of ASC 460 and ASC 450 component and ASC 450 component reflects the expected payout.

Non-recurring

The Group measures its intangible assets arising from the acquisition of Shenzhen Minheng under the replacement cost method. The fair value measurements of the intangible assets are based on significant inputs not observable in the market, and thus represent Level 3 measurements.

The Group measures investments under the cost method and the equity method at fair value on a non‑recurring basis only if an impairment charge were to be recognized. The Group’s other non‑financial assets, such as property, equipment and software, would be cost measured at fair value only if they were determined to be impaired.

The Group measures convertible loans for using the fair value option. The fair value measurements of convertible loans are based on significant inputs not observable in the market, and thus represent Level 3 measurements.